UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2024

CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Century Communities, Inc. (the “Company”) held an Annual Meeting of Stockholders on May 8, 2024 (the “Annual Meeting”).

As of the close of business on March 11, 2024, the record date for the Annual Meeting, there were 31,781,757 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting.  Each share of common stock was entitled to one vote.  Stockholders holding an aggregate of 30,257,045 shares of common stock entitled to vote at the Annual Meeting, representing 95.2% of the Company’s outstanding shares of common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on March 27, 2024.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 -
Election of Directors.  The seven director nominees proposed by the Board of Directors of the Company were elected to serve as members of the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Dale Francescon	28,963,198	372,817	138,625	782,405
Robert J. Francescon	29,022,217	448,000	4,423	782,405
Patricia L. Arvielo	28,936,146	534,416	4,078	782,405
John P. Box	27,199,435	2,270,018	5,187	782,405
Keith R. Guericke	28,620,125	849,328	5,187	782,405
James M. Lippman	28,520,626	931,831	22,183	782,405
Elisa Zúñiga Ramírez	29,427,231	43,266	4,143	782,405

Proposal No. 2 -
Ratification of Appointment of Independent Registered Public Accounting Firm.  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, was approved by the Company’s stockholders by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,137,511	117,025	2,509	0

Proposal No. 3 -	Advisory Vote on Executive Compensation. The Company’s stockholders approved the proposal to approve, on an advisory basis, our executive compensation, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,886,947	8,055,058	532,635	782,405

Proposal No. 4 -
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.  A frequency of every one year for future advisory votes on executive compensation was approved, on an advisory basis, by the following final voting results:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
26,705,987	19,436	2,461,218	287,999	782,405

In accordance with the result of the advisory vote on Proposal No. 4  - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, the Company’s Board of Directors has determined that the Company will conduct an executive compensation advisory vote, or say-on-pay vote, every one year.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024	CENTURY COMMUNITIES, INC.

	By:	/s/ J. Scott Dixon
	Name:	J. Scott Dixon
	Title:	Interim Chief Financial Officer